T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2010 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2020 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2030 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2040 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement Income Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2015 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2025 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2035 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2005 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2045 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2050 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.

T.	Rowe Price Retirement Funds, Inc.

T.	Rowe Price Retirement 2055 Fund

In accordance with prospectus sticker dated July 1, 2008, the Retirements Funds can invest in the T. Rowe Price Emerging Markets Bond Fund and the International Bond Fund.